UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 26, 2017

Adeptus Health Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-36520	46-5037387
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

2941 Lake Vista Drive
Lewisville, Texas	75067
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (972) 899-6666

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.                                        Entry Into a Material Definitive Agreement.

As previously disclosed, on April 19, 2017, Adeptus Health Inc. (the “Company”) and certain of it its subsidiaries (such subsidiaries, together with the Company, the “Debtors”) filed voluntary petitions for relief (the cases commenced thereby, the “Bankruptcy Cases”) under chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Northern District of Texas, Dallas Division (the “Bankruptcy Court”), to pursue a chapter 11 reorganization plan (the “Plan”).

On April 26, 2017, the Company, as borrower, First Choice ER, LLC, Adeptus Health LLC, and certain of the Company’s other subsidiaries party thereto, as guarantors (together with the Company, the “DIP Loan Parties”), entered into a Senior Secured Super-Priority Debtor-in-Possession Credit Agreement (the “DIP Credit Agreement”) with the lenders party thereto and Deerfield Management Company, L.P, as administrative agent (the “Administrative Agent”). The DIP Credit Agreement provides for senior secured, super-priority term loans of up to $45 million in aggregate (the “DIP Term Loans”). The DIP Credit Agreement was approved by the Bankruptcy Court on an interim basis pursuant to a court order dated April 21, 2017. A hearing with respect to approving the DIP Credit Agreement on a final basis has been scheduled for May 16, 2017 before the Bankruptcy Court.

The maturity date under the DIP Credit Agreement is the earliest of (a) July 18, 2017, (b) the date of the substantial consummation of a plan of reorganization in the Bankruptcy Cases that has been confirmed by an order of the Bankruptcy Court, (c) the date of a sale of all or substantially all of the assets of the DIP Loan Parties, (d) the conversion of the Bankruptcy Cases to a proceeding under chapter 7 of the Bankruptcy Code,  (e) an order is entered by the Bankruptcy Court dismissing the Bankruptcy Cases, which does not contain a provision for termination of DIP Credit Agreement and payment in full of the obligations thereunder prior to such dismissal and (f) such earlier date on which all loans and other obligations for the payment of money shall become due and payable in accordance with the terms of the DIP Credit Agreement (the “Maturity Date”).

DIP Term Loans shall bear interest on the outstanding principal amount thereof at a per annum rate equal to 10%.  Interest shall be due and payable in-kind in arrears, and be capitalized, on the last business day of each March, June, September and December and the Maturity Date, by adding such accrued interest amount for such period to the principal amount of the relevant DIP Term Loan, with such interest amount added to such principal amount also accruing interest on a going-forward basis after being added to such principal amount of such relevant DIP Term Loan.

Subject to certain exceptions, the DIP Term Loans will be secured by a first priority perfected security interest in substantially all of the assets of the DIP Loan Parties. The DIP Credit Agreement contains certain negative covenants, including, without limitation, those related to investments, the incurrence of additional debt and/or liens and the amendment of certain agreements with MPT Operating Partnership, L.P. and/or its affiliates, certain bankruptcy-related covenants, and certain financial covenants, in each case as set forth in the DIP Credit Agreement. The DIP Credit Agreement provides for specified prepayment events, including, without limitation, upon the sale of certain assets, and specified events of default, in each case as set forth in the DIP Credit Agreement.

The foregoing description of the DIP Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the DIP Credit Agreement, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

The Debtors anticipate using the proceeds of the DIP Terms Loans to fund the Bankruptcy Cases, finance working capital and pay for expenditures in accordance with budgets approved by the Administrative Agent and subject to compliance with orders of the Bankruptcy Court.

Item 2.03.                                        Creation of a Direct Financial Obligation or Obligation under an Off Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 of this Current Report on Form 8-K is hereby incorporated herein by reference.

On April 21, 2017, the Bankruptcy Court issued a court order approving an initial DIP Term Loan in the amount of $6 million, which was funded on April 26, 2017 in connection with the execution of the DIP Credit Agreement.

Item 9.01.             Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
10.1	DIP Credit Agreement

Cautionary Notes

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Forward-looking statements involve a number of assumptions, risks and uncertainties that could cause actual results to differ materially. Any forward-looking statements herein are made as of the date of this filing, and the Company undertakes no duty to update or revise any such statements except as required by the federal securities laws. Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties. Important factors that could cause actual results, developments and business decisions to differ materially from forward-looking statements are described in the Company’s filings with the U.S. Securities and Exchange Commission (“SEC”) from time to time and which are accessible on the SEC’s website at www.sec.gov, including in the section entitled “Risk Factors” in the Company’s Form 10-K for the fiscal year ended December 31, 2015 and its Form 10-Q for the three and nine months ended September 30, 2016. Among the factors that could cause future results to differ materially from those provided in this Current Report on Form 8-K are: (i) the Company’s ability to obtain Bankruptcy Court approval with respect to motions in the Bankruptcy Cases, (ii) the ability of the Company and its subsidiaries to consummate the transactions contemplated by the Plan, (iii) the effects of the Company’s bankruptcy filing on the Company and on the interests of various constituents, (iv) Bankruptcy Court rulings in the Bankruptcy Cases and the outcome of the cases in general, (v) the length of time the Company will operate under the Bankruptcy Cases, (vi) risks associated with third party motions in the Bankruptcy Cases, which may interfere with the Company’s ability to consummate the transactions contemplated by the Plan, (vii) the potential adverse effects of the Bankruptcy Cases on the Company’s liquidity or results of operations, (viii) the ability to operate the Company’s business and consummate the transactions contemplated by the Plan, (ix) the transactions contemplated by the DIP Credit Agreement and the Plan being subject to closing conditions, which conditions may not be satisfied for various reasons, including for reasons outside of the Company’s control; (x) increased legal costs to execute the Company’s reorganization, and other risks and uncertainties, (xi) the Company’s ability to maintain contracts, trade credit and other customer, joint venture partner and/or vendor relationships that are essential to the Company’s operations, and (xii) the Company’s ability to retain key executives and employees, and (xiii) the factors discussed in the section entitled “Risk Factors” in the Company’s Form 10-K for the fiscal year ended December 31, 2015 and its Form 10-Q for the three and nine months ended September 30, 2016.

The Company’s stockholders are cautioned that trading in shares of the Company’s Class A common stock during the pendency of the Bankruptcy Cases is highly speculative and poses substantial risks. Trading prices for shares of the Company’s Class A common stock may bear little or no relationship to the actual recovery, if any, by holders in the reorganization (who would receive no value under the Plan filed on April 19, 2017). Accordingly, the Company urges extreme caution with respect to existing and future investments in its Class A common stock.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Adeptus Health Inc.
(Registrant)

By:	/s/ Frank R. Williams, Jr.
Name:	Frank R. Williams, Jr.
Title:	Chief Financial Officer

April 28, 2017

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1	DIP Credit Agreement